M Fund, Inc.
Supplement dated as of December 5, 2006, to the
Statement of Additional Information dated April 30, 2006

The following information replaces the paragraph with the heading “Investments” on page 4 of the Statement of Additional Information:

Investments

    Some or all of the Funds may utilize the following investment techniques or make the following types of investments.  However (unless otherwise stated in this SAI or in the Prospectus and excluding any cash or other collateral invested or reinvested under the securities lending program described below in this SAI), it is anticipated that no Fund will have more than 5% of its total assets invested in any one of the following:

·    Foreign Government Obligations*
·    Sovereign Debt Obligations (Brady Bonds)
·    American Depository Receipts, European Depository Receipts, International Depository Receipts, and Global Depository Receipts*
·    Forward Foreign Currency Exchange Contracts
·    Short-Term Bank and Corporate Obligations
·    Zero Coupon Bonds
·    Warrants and Rights
·    Convertible Securities
·    Repurchase Agreements
·    Restricted and Illiquid Securities
*(Not applicable to the Brandes International Equity Fund)

The following information replaces the paragraph with the heading “Securities Lending” on page 10 of the Statement of Additional Information:

Securities Lending

    All Funds may seek to increase their income by lending portfolio securities.  Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned.  The collateral may be invested in repurchase agreements, money market funds, and other short-term obligations, subject to the restrictions of the 1940 Act. The amount of such collateral investment may be substantial. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio security loan transaction breaches its agreement with the Fund. The Company has a Securities Lending Agency Agreement with its custodian bank, Investors Bank & Trust Company (“Investors Bank”) pursuant to which Investors Bank manages the securities lending on behalf of the Funds.  The value of the securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan.

The following information replaces the paragraph with the heading “Other Investment Companies” on page 12 of the Statement of Additional Information:

Other Investment Companies

The Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and the Business Opportunity Value Fund reserve the right to invest up to 10% of their total assets, calculated at the time of purchase, in the securities of other investment companies including business development companies and small business investment companies (although it is anticipated that such investments will not exceed 5% of total assets). Each Fund may not invest more than 5% of its total assets in the securities of any one investment company nor in more than 3% of the voting securities of any other investment company.  The above percentage limits do not apply to (i) investments in money market funds for short-term cash management or; (ii) the investment of securities lending collateral. Each Fund will indirectly bear its proportionate share of any advisory and other fees paid by investment companies in which it invests in addition to the management fees paid by such Fund.